Exhibit 99.2


                             KERR-McGEE CORPORATION

                                Kerr-McGee Center

                          Oklahoma City, Oklahoma 73125


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                      REGARDING PERIODIC REPORT CONTAINING
                              FINANCIAL STATEMENTS


I, Robert M. Wohleber, the Chief Financial Officer of Kerr-McGee Corporation (the "Issuer"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify in connection with the Issuer's Quarterly Report on Form 10-Q for the period that ended June 30, 2002 as filed with the Securities and Exchange Commission (the "Report") that:

      * the Report fully complies with the requirements of Section 13(a) or of the Securities Exchange Act of 1934; and

      * information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.




                                                  /s/ Robert M. Wohleber
                                                  ----------------------
                                                  Robert M. Wohleber
                                                  Chief Financial Officer
                                                  August 9, 2002